Exhibit 10.66

INTERCREDITOR AND SUBORDINATION AGREEMENT

THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (the "Intercreditor Agreement") is made as of this ___ day of __________, 2001, by and between GSI VENTURES, LLC, an Ohio limited liability company ("GSI"), THE SHAAR FUND LTD. ("Shaar"), GREAT WESTERN BUSINESS SERVICES, INC. ("GWBS"), a Texas corporation and FAIRVIEW PARTNERS, an Ohio general partnership ("Fairview")(each individually a "Lender" and collectively the "Lenders").

RECITALS:

WHEREAS, Popmail.com, Inc., a Minnesota corporation (the "Borrower"), is engaged in the business of (i) internet commerce and (ii) the ownership and operation of two Café Odyssey restaurants located at 320 South Avenue, Mall of America, Bloomington, Minnesota 55425 (the "MOA Restaurant") and at 500 16th Street, Suite 350, Denver, Colorado 80202 (the "Denver Restaurant") (collectively, the MOA Restaurant and the Denver Restaurant are referred to herein as the "Restaurant Operations"), which the MOA Restaurant has been or will be purchased by SDK AD, LLC, an Ohio limited liability company, and which the Denver Restaurant has been or will be purchased by SD KINGDM, LLC, an Ohio limited liability company;

WHEREAS, the Borrower and GSI are parties to that certain Loan Agreement dated December 1, 2000, as amended pursuant to the Amendment No. 1 to the Loan Agreement dated December 8, 2000, Amendment No. 2 to the Loan Agreement and Notes dated February 8, 2001 and other related agreements, all as may be amended further from time to time (collectively, the "GSI Loan Documents"), pursuant to which GSI has issued or will issue loans to Borrower in the aggregate original principal amount of up to Four Million Dollars ($4,000,000) (the "GSI Debt"). Pursuant to the GSI Loan Documents, Borrower has granted GSI a security interest in all of Borrower's assets related to the Restaurant Operations (the "Collateral") and a security interest in all other assets of the Borrower excluding the Restaurant Operations (the "Other Collateral");

WHEREAS, Borrower and GWBS have agreed to enter into a certain Promissory Note to be dated on or about February __, 2001 (the "GWBS/Popmail Note"), GWBS and SDK AD, LLC have agreed to enter into a certain Promissory Note to be dated of even date with the GWBS/Popmail Note, and GWBS and SDKINGDM, LLC have agreed to enter into a certain Promissory Note to be dated of even date with the GWBS/Popmail Note, and other related documents thereto, all as may be amended further from time to time (collectively, the "GWBS Loan Documents") pursuant to which Borrower, SDK AD, LLC and SDKINGDM, LLC will be obligated to pay GWBS an aggregate principal amount for all three notes of Eight Hundred Seventeen Thousand Dollars ($817,000.00) (the "GWBS Debt"). Pursuant to the GWBS Loan Documents, Borrower, SDK AD, LLC and SDKINGDM, LLC have granted or will grant GWBS a security interest in the Collateral;

WHEREAS, Borrower and Shaar are parties to that certain Loan Agreement dated December 20, 2000 and other related agreements, all as may be amended further from time to time (collectively, the "Shaar Loan Documents") pursuant to which Shaar has issued a loan to Borrower in the original principal amount of Two Hundred Thousand Dollars ($200,000) (the "Shaar Debt"). Pursuant to the Shaar Loan Agreement, Borrower has granted Shaar a security interest in the Collateral and the Other Collateral;

WHEREAS, Borrower and Fairview are parties to that certain Loan Agreement dated August 24, 1999, as amended pursuant to the Amendment To Loan Documents and Agreement dated October 30, 2000 and other related agreements (including the Assignment, Assumption and Modification Agreement entered into or to be entered into between Fairview SDK AD, LLC ("SDKAD"), SDKINGDM, LLC ("SDKINGDM") and Popmail.com, inc. concerning the Fairview Debt (the "Fairview Agreement")), all as may be amended further from time to time (collectively the "Fairview Loan Documents") pursuant to which Fairview has issued a loan to Borrower in the original principal amount of Two Million Dollars ($2,000,000) with a current outstanding principal balance of One Million Five-Hundred Thousand Dollars ($1,500,000) (the "Fairview Debt"). Pursuant to the Fairview Loan Documents, Borrower has granted Fairview a security interest in the Collateral (the GSI Loan Documents, GWBS Loan Documents, Shaar Loan Documents and Fairview Loan Documents are sometimes collectively referred to herein as the "Loan Documents") (the GSI Debt, GWBS Debt and the Shaar Debt are sometimes collectively referred to as the "Subordinate Debt" and GSI, GWBS and Shaar are sometimes collectively referred to as "Subordinate Lenders" or individually as a "Subordinate Lender"); and

WHEREAS, GSI, GWBS, Shaar and Fairview, each as a creditor of Borrower, desire to enter into this Intercreditor Agreement for purposes of setting forth the relative rights and interests of each party in and to the collateral pledged by Borrower.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby incorporated herein as if fully set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Subordination and Intercreditor Provisions.

1.1 Subordination. Subject to Section 1.3 of this Intercreditor Agreement, each of the Subordinate Lenders agree that each Subordinate Lender's right to receive scheduled payments of principal and/or interest under their respective Loan Documents shall be subordinate and junior to Fairview's right to receive scheduled payments of principal and/or interest under the Fairview Loan Documents until such time as the Fairview Debt is repaid in full.

1.2 Insolvency, Etc.

(a) Subject to Section 1.3 of this Intercreditor Agreement, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings (collectively, "Bankruptcy Proceedings") relative to the Borrower or to the Collateral, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Borrower, whether or not involving insolvency or bankruptcy, Fairview shall be entitled in any such proceedings to receive payment from the sale or other distribution of the Collateral on account of the Fairview Debt before the Subordinate Lenders are entitled in any such proceedings to receive any payment on account of the Subordinate Debt from the sale or other distribution of the Collateral, and to that end in any such proceedings any payment or distribution of any kind or character of the Collateral, whether in cash or in other property, to which the Subordinate Lenders would be entitled but for the provisions hereof, shall be delivered to Fairview to the extent necessary to make payment in full in cash of all Fairview Debt remaining unpaid.

(b) The Subordinate Lenders at the request of Fairview shall in any proceedings described in Section 00, in the name of Fairview, file claims, proofs of claims and other instruments of similar character necessary to enforce the obligations of the Borrower in respect of the Subordinate Debt. In the event that any Subordinate Lender shall fail to take such action within five business days upon request by Fairview, Fairview may, on behalf of such Subordinate Lender, demand, sue for, collect and receive any and all such monies or other assets and give acquittance therefor, file any claim, proof of claim or other instrument of similar character, and take such other action (in its own name or in the name of such Subordinate Lender) as Fairview may reasonably deem necessary or advisable for enforcement of the obligations of the Borrower in respect of the Subordinate Debt; provided that, Fairview shall have no right to take any action in the name of any Subordinate Lender related to the Other Collateral.

1.3 Other Collateral; Conversion Rights.

(a) Notwithstanding anything to the contrary in this Intercreditor Agreement, nothing in this Intercreditor Agreement shall impair the rights of the Subordinate Lenders to take any and all action to enforce their respective rights in, or receive payments or distributions on account of a sale or other disposition of the Other Collateral; provided, however, the Subordinate Lenders shall not take any action to enforce their respective rights in the Other Collateral that would have a material adverse effect on the Collateral; provided further, that any actions taken by a Subordinate Lender to enforce its rights on Other Collateral that is not owned or in the possession of the holder of the Collateral shall be deemed to not cause a material adverse effect on the Collateral.

(b) In the event of any Bankruptcy Proceedings relative to the Borrower or the Other Collateral, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Borrower, whether or not involving insolvency or bankruptcy, GSI and Shaar shall be entitled in any such proceedings to receive payment, on a pro rata basis from the sale or other distribution of the Other Collateral on account of GSI Debt and Shaar Debt before Fairview and GWBS are entitled in any such proceedings to receive any payment on account of the Fairview Debt and GWBS Debt from the sale or other distribution of the Other Collateral, and to that end in any such proceedings any payment or distribution of any kind or character of the Other Collateral, whether in cash or in other property, to which Fairview or GWBS would be entitled but for the provisions hereof, shall be delivered to GSI and Shaar to the extent necessary to make payment in full in cash of all GSI Debt and Shaar Debt remaining unpaid.

(c) Notwithstanding anything to the contrary in this Intercreditor Agreement, the Subordinate Lenders are permitted at any time to exercise their rights to convert any of the Subordinate Debt into the common stock of Borrower or accept any prepayments or payments on the Subordinate Debt that are made with the Borrower's common stock or other equity securities of Borrower.

2. Security Interests; Priority.

2.1 Notwithstanding any conflicting terms or conditions which may be contained in any of the Loan Documents, the time of filing or renewal of any financing statement, the time of attachment of any security interest or any other priority provided by law: (a) the security interests upon the Collateral evidenced by the Fairview Loan Documents shall have priority over all other security interests upon the Collateral evidenced by the Loan Documents; (b) the security interests upon the Collateral of GWBS evidenced by the GWBS Loan Documents shall have priority over all other security interests upon the Collateral evidenced by the Loan Documents, except those evidenced by the Fairview Loan Documents; and (c) the security interests upon the Collateral of GSI and Shaar shall be subordinate to all security interests evidenced by the Fairview Loan Documents and GWBS Loan Documents and shall be pari passu with respect to each other as evidenced by that certain Intercreditor Agreement between GSI and Shaar dated December 21, 2000 (the "GSI/Shaar Intercreditor Agreement"). Notwithstanding anything to the contrary herein, this Intercreditor Agreement shall not affect the rights and obligations between Shaar and GSI as set forth in the GSI/Shaar Intercreditor Agreement.

2.2 Each Lender shall be solely responsible for perfecting and maintaining the perfection of its security interests in and to each item constituting the Collateral in which such Lender has been granted a security interest. The provisions of this Intercreditor Agreement are intended solely to govern the respective lien priorities as between the Lenders and, except as set forth herein, shall not impose on any Lender any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or governmental authority or any applicable law. Notwithstanding anything to the contrary herein, the relative priority arrangements set forth in this Intercreditor Agreement are expressly conditioned on the non-avoidability and perfection of the security interests and/or liens evidenced by the Loan Documents and if the security interests and/or liens evidenced by the Loan Documents are not perfected or are voidable for any reason, then such relative priority arrangements set forth herein shall not be effective to the extent of any such avoidability or non-perfection; provided, however, that this condition shall be null and void and of no effect if at any time any Lender shall directly or indirectly take any action to contest or challenge the validity, legality, enforceability, perfection, priority or avoidability of any other Lender's loans or documents or any of the security interests and/or liens of any other Lender in any of the Collateral or if such action is taken by SDKAD or SDKINGDM while Fairview is the manager of either such entity.

2.3 The lien priorities provided in this Section 0 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any indebtedness evidenced by any of the Loan Documents. The respective rights and priorities of each Lender in any assets of the Borrower not specified herein shall not be affected in any way by this Intercreditor Agreement.

3. Default Under the Loan Documents.

3.1 In the event that Borrower shall cause or permit to occur an event of default under any of the Loan Documents, such Lender that is a party to any such Loan Document (a "Notifying Lender") will, upon becoming aware of the existence of such event of default, use its best efforts to notify all other Lenders of the existence of such event of default. Receipt by any Lender of such a notice of default shall not cause any Lender to be obligated to cure any such default. Failure of a Notifying Lender to provide such notice of default shall not result in any liability to any Lender in the absence of gross negligence or willful misconduct. Upon receiving notice from a Notifying Lender of an event of default for failure to pay monies due and owing to any Lender under any Loan Document, any Lender may, but is not required to, cure such payment default on behalf of Borrower within ten (10) business days of receiving notice of the payment default from a Notifying Lender. During such ten (10) business day period, if any Lender cures such payment default, Lenders shall not take any action against Borrower with respect to such default. In the event that any Lender elects to cure such payment default, any amount such Lender pays to any other Lender to cure Borrower's payment default shall be considered a portion of Borrower's indebtedness to such Lender.

3.2 In the event that a default or an event of default exists with respect to any of the Loan Documents, the applicable Lender may, after providing written notice of such default to all other Lenders and subject to the provisions of this Intercreditor Agreement, take any action it deems appropriate to enforce its rights and remedies under the Loan Documents and its security interests in or liens on, or exercise any other rights or remedies to foreclose or otherwise realize upon, any of the Collateral.

3.3 In the event Borrower defaults on its obligations to any Lender and, as a result, any Lender undertakes to enforce its security interest in the Collateral, each Lender agrees that it will not hinder, delay or otherwise prevent such Lender from taking any and all action which such Lender deems necessary to enforce its security interest in said Collateral and to realize thereon. Lenders agree that, to the extent any Lender receives any proceeds directly from any bank account, any account debtor or from the sale of any Collateral, then such Lender shall distribute such proceeds in accordance with the terms of this Intercreditor Agreement. To the extent that any Lender retains any Collateral pursuant to its respective rights as a secured party, such Collateral shall be divided among the Lenders in accordance with the terms of this Intercreditor Agreement.

4. Standstill. (a) Notwithstanding anything to the contrary in Section 3.3, or the rights of any Lender under applicable law or any provision of the Loan Documents to the contrary, each Subordinate Lender hereby covenants that it shall not:

(i) (A) accelerate payment of any indebtedness or any portion thereof under the Loan Documents, or (B) take any other action to enforce its rights under the Loan Documents, until the earlier of 60 days following the effective date hereof or the execution of the Fairview Agreement; provided that, each Lender may take any action to enforce its rights under the Loan Documents during such 60-day period in the event that a creditor of the Borrower who is not a party to this Agreement takes any action or provides notice to a Lender of its intent to take any action against Borrower to enforce its rights against the Borrower; and

(ii) take any action to enforce their respective rights in, or receive payments or distributions on account of a sale or other disposition of the Collateral upon an event of default under a Subordinate Lender's Loan Documents so long as:

(A) the Fairview Debt is outstanding; and

(B) (1) the Borrower, its guarantors or assigns are not in default on the Fairview Loan Documents, or (2) in the event that the Borrower, its guarantors or assigns are in default on the Fairview Loan Documents, Fairview has either taken no action to enforce its rights under the Fairview Loan Documents or the only action it takes is to take over as manager of SDKAD and/or SDKINGDM pursuant to its rights under the Fairview Loan Documents;

provided that, nothing herein shall impair the rights of the Subordinate Lenders to take any and all action to enforce their respective rights in the Other Collateral pursuant to Section 1.3(a) of this Agreement.

    Notwithstanding anything to the contrary in Section 3.3, or the rights of any Lender under applicable law or any provision of the Loan Documents to the contrary, Fairview hereby covenants that it shall not:

      accelerate payment of any indebtedness or any portion thereof under the Fairview Loan Documents, or (B) take any other action to enforce its rights under the Fairview Loan Documents, until the earlier of 60 days following the effective date hereof or the execution of the Fairview Agreement; provided that, Fairview may take any action to enforce its rights under the Loan Documents during such period in the event that a creditor of the Borrower who is not a party to this Agreement takes any action or provides notice to Fairview of its intent to take any action against Borrower to enforce its rights against the Borrower; and

(ii) take any action to enforce its rights in, or receive payments or distributions on account of a sale or other disposition of the Collateral upon an event of default of Popmail.com, inc. under the Fairview Loan Documents so long as (A) an event of default by SDKAD or SDKINGDM (as assignees of the Fairview Debt) has not occurred, and (B) if such event of default of Popmail.com, inc. is due to a failure to make payments when due, SDKAD and SDKINGDM assume the balance of the Fairview Debt not assumed by them under the Fairview Agreement within the applicable time period provided for in the Fairview Agreement.

(c) Notwithstanding anything to the contrary in this Section 4, but subject to Section 1.2, in the event of any Bankruptcy Proceeding relative to SDKAD, SDKINGDM or the Collateral, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of SDKAD or SDKINGDM, whether or not involving insolvency or bankruptcy, the Subordinate Lenders may take any and all action to enforce their respective rights under their respective Loan Documents.

5. Prepayments. Subject to Section 1.3 of this Intercreditor Agreement, without the prior written consent of Fairview, no Subordinate Lender shall be entitled to receive or retain any optional prepayment (in cash, property, by set-off or otherwise) of or on account of any Subordinate Debt.

6. Turn-Over of Payments Received. In the event that the Borrower shall make any payment on the Subordinate Debt which the holders thereof are not permitted to receive and retain pursuant to the terms of this Agreement, such payment shall be held in trust for the benefit of, and shall be paid over promptly on demand to, Fairview for application to the payment of all Fairview Debt remaining unpaid until the same shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to Fairview. No such payments or distributions to Fairview by any Subordinate Lender shall be deemed to discharge any of such Subordinate Debt.

7. Representations and Warranties. As a material inducement to each other Lender to enter into this Intercreditor Agreement, each Lender hereby represents and warrants to each other Lender that the following are true and correct as of the date hereof and shall remain true and correct so long as this Intercreditor Agreement is in effect:

7.1 the execution, delivery and performance of this Intercreditor Agreement has been duly authorized by such Lender and does not contravene any law, any provision of the Loan Documents or any agreement to which such Lender is a party or by which it is bound;

7.2 this Intercreditor Agreement constitutes the legal, valid and binding obligation of such Lender and is binding and enforceable in accordance with its terms; and

7.3 the Loan Documents to which such Lender is a party are in the form of the copies thereof made available to each Lender, and no amendment, waiver or modification thereof shall be permitted without the written consent of all other Lenders, which shall not be unreasonably withheld or delayed.

8. Term; Default.

8.1 This Intercreditor Agreement shall continue for so long as any Lender has a security interest in the Collateral. This Intercreditor Agreement shall remain in full force and effect notwithstanding the filing of a petition for relief by or against Borrower under the United States Bankruptcy Code.

8.2 Nothing contained herein, or in any prior agreement or understanding, shall be deemed to create any duty on the part of any Lender to extend or continue financial accommodations to Borrower.

8.3 Notwithstanding anything to the contrary in the Loan Documents or this Intercreditor Agreement, Lenders acknowledge and agree that any additional indebtedness up to $4,000,000 of Borrower under the GSI Loan Documents and additional indebtedness up to $500,000 of Borrower under the Fairview Loan Documents shall not be considered an event of default or breach of this Intercreditor Agreement or the Loan Documents and Borrower shall not be required to obtain the consent of the Lenders to enter into any such indebtedness; provided, however, such additional indebtedness shall be subject to the terms of this Intercreditor Agreement. The additional indebtedness of up to $500,000 under the Fairview Loan Documents shall be considered as part of the Fairview Debt for purposes of this Agreement.

8.4 Notwithstanding anything to the contrary in the Loan Documents or this Intercreditor Agreement, Lenders hereby consent to the purchase by SDK AD, LLC, an Ohio limited liability company, from the Borrower of the Collateral associated with the MOA Restaurant and the purchase by SD KINGDM, LLC, an Ohio limited liability company, from the Borrower of the Collateral associated with the Denver Restaurant, and hereby waive any default under each Lender's Loan Documents that such a sale of the Collateral may create; provided, however, Borrower shall provide five (5) business days prior written notice to each Lender and shall cause SDK AD, LLC and SD KINGDM, LLC to execute any and all documents deemed necessary by any Lender to continue and maintain the Collateral and Lender's lien position in the Collateral, including but not limited to filing all appropriate UCC's which shall have the same priority as set forth herein. The Collateral shall continue to be subject to the terms and conditions of this Intercreditor Agreement.

9. Miscellaneous.

9.1 Neither of the parties hereto, nor any of their managers, members, officers, agents or employees, shall be responsible to any other party hereto or to any other person for: (a) Borrower's solvency, financial condition or ability to repay its indebtedness to any party hereto; (b) any oral or written statements of Borrower; or (c) the validity, sufficiency or enforceability of any indebtedness, any agreements or documents or the security interests and liens granted by Borrower to any party hereto. Each party hereto has entered into its respective agreements, documents and financing agreements with Borrower based upon its own independent investigation, and makes no warranty or representation to any other party hereto, with respect to the matters referred to in this Section 0.

9.2 Nothing contained herein, or in any prior agreement or understanding, shall be deemed to create any duty on the part of any Lender to extend or continue to extend financial accommodations to Borrower.

9.3 Each Lender irrevocably waives any right to compel any other Lender to marshal assets of the Borrower.

9.4 Any notice required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified as follows:

If to GSI, to: If to GWBS:

SDK Investments, Inc. Great Western Business Services, Inc.

c/o Barycenter Capital Management 14643 Dallas Parkway, Suite 650

PMB 329 Dallas, Texas 75240

1232 W. Kemper Road

Cincinnati, Ohio 45240

Attn: Stephen D. King

If to Shaar, to: If to Fairview, to:

The Shaar Fund Ltd. Fairview Partners

c/o Levinson Capital Management 5807 McCray Court

2 World Trade Center, Suite 1820 Cincinnati, Ohio 45224

New York, New York 10048

Attention: Samuel Levinson

or to such other address as each party designates to the other parties by notice in the manner herein prescribed. Notice shall be deemed given hereunder if (i) delivered personally or otherwise actually received, (ii) sent by nationally recognized overnight courier service, (iii) mailed by first- class United States mail, postage prepaid, certified, with return receipt requested, or (iv) sent via telecopy machine with a duplicate signed copy sent on the same day as provided in clause (ii) above. Notice mailed as provided in clause (iii) above shall be effective upon the expiration of five (5) business days after its deposit in the United States mail, and notice telecopied as provided in clause (iv) above shall be effective upon delivery of such telecopy if the duplicate signed copy is sent under clause (iv) above. Notice given in any other manner described in this section shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender unless otherwise expressly set forth in such notice.

9.5 THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF OHIO AND THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HEREUNDER, SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO. THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN HAMILTON COUNTY, OHIO.

9.6 This Intercreditor Agreement shall be binding and deemed effective when executed by each of the parties hereto. This Intercreditor Agreement shall bind, and inure to the benefit of, the respective successors and assigns of each of the parties hereto, and shall be effective before and after any bankruptcy filing by or against Borrower.

9.7 The invalidity, illegality or unenforceability of any provision in or obligation under this Intercreditor Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Intercreditor Agreement.

9.8 It is not the intent of either the parties hereto that Borrower be a third party beneficiary hereunder or have any other rights with respect to this Intercreditor Agreement.

9.9 This Intercreditor Agreement cannot be changed, amended, modified or terminated except by a written agreement signed by the duly authorized officers of the parties hereto. All prior agreements, understandings, representations, warranties, and negotiations, if any, are merged into this Agreement.

9.10 LENDERS, TO THE EXTENT EACH MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR OUT OF THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. LENDERS, TO THE EXTENT EACH MAY LEGALLY DO SO, HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDINGS SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECTION 0 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT BY THE UNDERSIGNED TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

9.11 For purposes of this Agreement, the term "Borrower" shall include any successors and assigns to Borrowers duties and obligations under any of the Loan Documents, including, without limitation, SDKAD and SDKINGDM.

9.12 Each Subordinate Lender acknowledges and consents to Borrower assigning and SDKAD and SDKINGDM assuming a portion of the Fairview Debt in accordance with the terms of the Fairview Agreement.

9.13 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, this Intercreditor Agreement has been duly executed and delivered by each of the parties hereto as of the date first written above.

GREAT WESTERN BUSINESS SERVICES, INC.

WITNESS:

_________________________________ By:________________________________< /P>

Name:______________________________

_________________________________ Title:______________________________ _

FAIRVIEW PARTNERS

_________________________________ By:________________________________< /P>

Name:______________________________

_________________________________ Title:______________________________ _

THE SHAAR FUND LTD.

By: Levinson Capital Management

_________________________________ By:______________________________

Name: Sam Levinson

_________________________________ Title: Managing Director

GSI VENTURES, LLC

By: SDK Investments, Inc. (Manager

of GSI Ventures, LLC)

_________________________________ By:_____________________________

Name: Stephen D. King

_________________________________ Title: President

STATE OF ________________ )

)SS:

COUNTY OF ______________ )

This instrument was acknowledged before us this ________ day of _______________, 2001 by ___________________________, ____________________________ of Great Western Business Services, Inc., a Texas corporation, on behalf of the corporation.

________________________________________

Notary Public

STATE OF ________________ )

)SS:

COUNTY OF ______________ )

This instrument was acknowledged before us this ________ day of _______________, 2001 by ___________________________, ____________________________ of Fairview Partners, an Ohio general partnership, on behalf of the partnership.

________________________________________

Notary Public

STATE OF ________________ )

)SS:

COUNTY OF ______________ )

This instrument was acknowledged before us this ________ day of _______________, 2001 by Sam Levinson, Managing Director of Levinson Capital Management, on behalf of the The Shaar Fund Ltd.

________________________________________

Notary Public

STATE OF ________________ )

)SS:

COUNTY OF ______________ )

This instrument was acknowledged before us this ________ day of _______________, 2001 by Stephen D. King, President of SDK Investments, Inc., Manager of GSI Ventures, LLC, an Ohio limited liability company, on behalf of the limited liability company.

________________________________________

Notary Public

ACKNOWLEDGMENT BY

POPMAIL.COM, INC.

The undersigned hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement by and between Great Western Business Services, Inc., The Shaar Fund Ltd., GSI Ventures, LLC and Fairview Partners (the "Intercreditor Agreement"), and consents thereto, and agrees to recognize all priorities and other rights granted therein to the parties hereto, and the undersigned will not do any act or perform any obligation which is not in accordance with the priorities and agreements set forth in the Intercreditor Agreement.

Dated: _______________, 2001

POPMAIL.COM, INC.

WITNESS:

______________________________ By:____________________________ ____

______________________________ Name:__________________________ ____

Title:_______________________________

STATE OF ________________ )

)SS:

COUNTY OF ______________ )

This instrument was acknowledged before us this ________ day of _______________, 2001 by ___________________________, ____________________________ of Popmail.com, inc., a Minnesota corporation, on behalf of the corporation.

________________________________________

Notary Public

ACKNOWLEDGMENT BY

SDK AD, LLC

The undersigned hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement by and between Great Western Business Services, Inc., The Shaar Fund Ltd., GSI Ventures, LLC and Fairview Partners (the "Intercreditor Agreement"), and consents thereto, and agrees to recognize all priorities and other rights granted therein to the parties hereto, and the undersigned will not do any act or perform any obligation which is not in accordance with the priorities and agreements set forth in the Intercreditor Agreement.

Dated: _______________, 2001

SDK AD, LLC

WITNESS:

By: SDK Investments, Inc.

__________________________

__________________________ By: ________________________________

Stephen D. King, President

STATE OF ________________ )

)SS:

COUNTY OF ______________ )

This instrument was acknowledged before us this ________ day of _______________, 2001 by Stephen D. King, President of SDK Investments, Inc., Manager of SDK AD, LLC, an Ohio limited liability company, on behalf of the limited liability company.

________________________________________

Notary Public

ACKNOWLEDGMENT BY

SD KINGDM, LLC

The undersigned hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement by and between Great Western Business Services, Inc., The Shaar Fund Ltd., GSI Ventures, LLC and Fairview Partners (the "Intercreditor Agreement"), and consents thereto, and agrees to recognize all priorities and other rights granted therein to the parties hereto, and the undersigned will not do any act or perform any obligation which is not in accordance with the priorities and agreements set forth in the Intercreditor Agreement.

Dated: _______________, 2001

SD KINGDM, LLC

WITNESS:

By: SDK Investments, Inc.

____________________________

____________________________ By: _________________________________

Stephen D. King, President

STATE OF ________________ )

)SS:

COUNTY OF ______________ )

This instrument was acknowledged before us this ________ day of _______________, 2001 by Stephen D. King, President of SDK Investments, Inc., Manager of SD KINGDM, LLC, an Ohio limited liability company, on behalf of the limited liability company.

________________________________________

Notary Public